UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-4438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	Gateway Centre 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Mr Beverly Hendry,
300 S.E. 2nd Street, Suite #820,
Fort Lauderdale,
Florida 33301

Registrant’s telephone number, including area code:	973-367-1495

Date of fiscal year end:	10/31/03

Date of reporting period:	10/31/03

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Item 2 – Code of Ethics

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. Copies of the code of ethics may be requested free of charge by calling toll free on 1-800-522-5465.

(c)	During the period covered by this report, there were no amendments to the code of ethics referred to in 2(a) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in 2(a) above.

Item 3 – Audit Committee Financial Expert

The Board of Directors of the Registrant has designated Peter Sacks and John Sheehy as Audit Committee Financial Experts. Mr Sacks and Mr Sheehy are both considered by the Board to be independent directors.

Item 4 – Principal Accountant Fees and Services

Not required in this filing pursuant to SEC Release No. IC-25915 (January 28, 2003)

Item 5 – Reserved

Item 6 – Reserved

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Proxy Voting Policies and Procedures of the Registrant

I.	Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by the Aberdeen investment companies that are registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”)[1] and by the Boards of Directors (“Boards”) which oversee the Funds with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the 1940 Act and other applicable obligations of the Funds under the rules and regulations of the SEC and interpretations of its staff (“Staff”). It is the policy of the Funds to seek to assure that proxies received by each Fund are voted in the best interest of each Fund’s stockholders.

II.	Definitions

A. “Best interest of Fund stockholders”- means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B. “Conflict of interest”- means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment manager,2 investment adviser,3 principal underwriter, or an affiliated person of the Fund, its Manager, Adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when a Fund’s Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s Manager or Adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s Manager or Adviser. The Funds believe that a conflict of interest generally would not arise merely because a proxy issuer has a material business arrangement with a Fund’s principal underwriter, or

1 Currently, the only Funds are closed-end funds consisting of Aberdeen Australia Equity Fund, Inc. (“IAF”), Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”), and Aberdeen Global Income Fund, Inc. (“FCO”). These Policies and Procedures will only be implemented by the Funds to the extent that they invest in voting securities. At this time, FAX and FCO invest only in fixed income, or non-voting, securities. Each Fund will file a disclosure report to the extent required by law.

2 Aberdeen Asset Managers (C.I.) Limited serves as investment manager (“Manager”) to each Fund.

3 Aberdeen Asset Management Limited serves as investment adviser (“Adviser”) to each Fund.

with an affiliated person of the principal underwriter or the Funds (other than a Fund’s Manager or Adviser or their respective parent company), because (1) each Fund’s Manager or Adviser will generally make proxy voting decisions for the Fund under the delegation arrangements described below; (2) each Fund’s principal underwriter is not affiliated with its Manager or Adviser and will not have any input into the Manager’s or Adviser’s proxy voting decisions for the Fund; (3) other affiliated persons of the principal underwriter or the Fund (other than the Fund’s Manager or Adviser) likewise will not have any input into proxy voting decisions for the Fund; and (4) each Fund’s Manager or Adviser is unlikely to be aware of, or have any interest in, any business arrangement between the proxy issuer and the Fund’s principal underwriter, or between the proxy issuer and an affiliated person of the principal underwriter or the Fund.

III.	Delegation of Responsibility for Proxy Voting

A. Each Fund’s Board annually evaluates its Fund’s contract with its Manager and Adviser, and decides whether to renew the contract. This process gives each Fund an annual opportunity to ensure that its Manager’s and Adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of each Fund’s Manager and Adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for each Fund should generally be consistent with its Manager’s and Adviser’s philosophy. In proxy voting decisions, as in other investment decisions, each Fund’s Manager or Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C. Accordingly, each Fund has chosen to delegate all responsibility for proxy voting to its Manager and Adviser, provided that each Fund’s Board has the opportunity to periodically review and approve their proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). The Trade Processing Department of the Manager will serve as the Proxy Administrator and will take responsibility for ensuring, among other things, that the vote for each proxy is cast in accordance with the proxy voting policies and procedures of the Manager and the Adviser. A Proxy Committee of the Adviser will take responsibility for determining whether and how to vote each proxy, whether a conflict of interest exists, and how such conflicts are to be resolved in accordance with the proxy voting policies and procedures of the Manager and the Adviser. Under this delegation, the Manager and Adviser may vote, abstain from voting, or take no action on proxies for a Fund in any manner consistent with the Manager’s and Adviser’s proxy voting policies (subject to provisions for addressing conflicts of interest). Each Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of proxy voting responsibility to its Manager and Adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of its Manager and Adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which each Fund may vote, such as corporate governance matters (including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions); changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the Manager and Adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the Adviser decisions or on provisions of the Manager’s and Adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV.	Conflicts of Interest

A. Each Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B. In those circumstances, to avoid any appearance concerns, each Fund believes it is appropriate for its Manager or Adviser to follow an alternative voting procedure rather than to vote proxies in the Manager’s or Adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1)	Causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders that are not Fund stockholders;

(2)	Causing the proxies to be voted in accordance with the recommendations of an independent service provider that the Manager or Adviser may use to assist it in voting proxies;

(3)	Notifying a Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the Manager or Adviser to vote the proxies as it chooses under its usual policy; or

(4)	Forwarding the proxies to a Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. Each Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s Adviser, provided that the Adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the Adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. Each Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of responsibility for resolving conflicts of interest to the Adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph III.B., above.

V.	Disclosure of Policy or Description/Proxy Voting Record

A. Each Fund, unless it invests exclusively in non-voting securities, will disclose its proxy voting policy or a description of it (and its Manager’s and Adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the Manager’s and Adviser’s proxy voting policy or a description) is available without charge, upon request, (1) by calling, toll-free, 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. Each Fund also will disclose in its annual report (beginning with the first annual update filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, (1) by calling, toll-free, 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. Each Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC (beginning August 31, 2004).

D. Each Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;
•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;
•	The stockholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether the Fund cast its vote on the matter;
•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether the Fund cast its vote for or against management.

Proxy Voting Policies and Procedures of the Investment Adviser

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Managers (C.I.) Limited, a Channel Islands corporation (“Aberdeen Jersey”); Aberdeen Asset Management Limited, an Australian corporation (“Aberdeen AU”); Aberdeen Fund Managers Inc. (d/b/a Aberdeen Asset Management Inc.), a Delaware corporation (“Aberdeen FL”), and Aberdeen Asset Management Asia Limited, a Singapore corporation (“Aberdeen Singapore”) (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM,

“Aberdeen”).4 Pursuant to a Memorandum of Understanding (“MOU”), Aberdeen Singapore and Aberdeen Asset Managers Ltd (“Aberdeen UK”), a non-U.S. registered adviser, provide portfolio management resources to certain U.S. funds or clients of Aberdeen FL which include substantive advice on voting proxies for certain equity securities. In addition, Aberdeen Singapore and Aberdeen UK have entered into a similar MOU with Aberdeen Jersey and Aberdeen AU under which either entity may also provide substantive advice on proxy voting to certain U.S. funds or clients of Aberdeen Jersey and Aberdeen AU. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen FL or to U.S. clients of Aberdeen Jersey or Aberdeen AU, Aberdeen UK will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their Boards of Directors.

I. Definitions

A. “Best interest of clients”. Clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. “Material conflict of interest”. Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II. General Voting Policies

A. Client’s Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

[4]	These Policies and Procedures address proxy voting considerations under U.S. law and regulation and do not address the laws or requirements of other jurisdictions.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients.

2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document.

If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client’s direction or may request that the client vote the proxy directly.

G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.	Specific Voting Policies

A. General Philosophy.

•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors;
•	Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and
•	Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures.

Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV. Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser’s proxy administrator (“PA”). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the PA and the Proxy Committee (“PC”) of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

1. Aberdeen FL

The PA for Aberdeen FL (“PA-FL”), who resides in Ft. Lauderdale, and the PA for Aberdeen UK (“PA-UK”), which is part of the Trade Processing Department resident in Aberdeen, Scotland, are responsible for ensuring that votes for Aberdeen FL clients are cast and cast in accordance with these Policies and Procedures. The PA-FL and the PA-UK are identified more specifically on Appendix A1. The PA-FL is primarily responsible for administering proxy votes for the Phoenix funds which are sub-advised by Aberdeen FL.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen FL, Aberdeen UK or Aberdeen Singapore. Under Aberdeen-FL’s MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen FL, Aberdeen UK or Aberdeen Singapore, decisions on how to vote will be referred to the Aberdeen FL proxy committee (“PC-FL/UK”). Under Aberdeen FL’s MOU with Aberdeen UK, the PC-FL/UK is headquartered in Glasgow, Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing (“SRI”) Team and a member of the Compliance team, who are more specifically identified on Appendix A1. The PC-FL/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-FL/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-FL or PA-UK. If a material conflict of interest is identified, the PC-FL/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

Aberdeen FL has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically.5 Votes for some of the wrap accounts are handled manually and hard copies of any manual votes cast are maintained in the Florida office of Aberdeen FL. Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen FL. Aberdeen UK has engaged Institutional Shareholder Services (“ISS”), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based

[5]	The Phoenix Funds, sub-advised by Aberdeen FL, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-FL with access to ProxyEdge.

voting. In the absence of any material conflict of interest, Aberdeen FL may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen FL will follow the procedures outlined in Section IV.B.2, above.

2. Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore

Aberdeen Jersey and Aberdeen AU are responsible for voting proxies for the Funds. The PA for Aberdeen Jersey and Aberdeen AU (“PA-Jersey”) is the Trade Processing Department in Jersey, Channel Islands, members of which are more specifically identified on Appendix A2. The PA-Jersey is responsible for ensuring that votes are cast and cast in accordance with these Policies and Procedures. The PA-Jersey uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. Pursuant to the MOU among Aberdeen Jersey, Aberdeen AU and Aberdeen UK, the relevant Analyst may be a member of the Fund portfolio management team in London, England. In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee (“PC-AU”) located in Aberdeen AU. The PC-AU includes the Heads of Equity and Fixed Income Portfolio Management and the Compliance Officer, who are more specifically identified on Appendix A2. The PC-AU meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-AU determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-Jersey to be cast. If a material conflict of interest is identified, the PC-AU will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

Aberdeen Singapore currently provides advice to Aberdeen Jersey and Aberdeen AU only with respect to fixed income securities. In the event that Aberdeen Singapore later provides advice to either Aberdeen Jersey and Aberdeen AU with respect to equity securities, Aberdeen Singapore may designate its own PA and PC. At present, a member of the PC-AU already serves as an Aberdeen Singapore Analyst and this member will serve on the Aberdeen Singapore PC with respect to proxy voting advice rendered to Aberdeen Jersey and Aberdeen AU to the extent such a committee may be necessary.

E. Review. Each PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V. Documentation, Recordkeeping and Reporting Requirements

A. Documentation. The Aberdeen PAs are responsible for:

1. Implementing and updating these Policies and Procedures;

2. Overseeing the proxy voting process;

3. Consulting with portfolio managers/analysts for the relevant portfolio security; and

4. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B. RecordKeeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen FL will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Jersey will be maintained by Proxy Edge.6 Aberdeen FL shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request. Aberdeen Jersey shall obtain and maintain an undertaking from Proxy Edge to provide it with copies of proxy voting records and other documents relating to votes for its U.S. clients promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting.

Aberdeen FL will initially inform clients of these Policies and Procedures and how a client may learn of the voting record for client’s securities through disclosure of its full policies and procedures in Part II of its Form ADV. Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client’s request for more information, Aberdeen FL, Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such

[6]	A Fund’s proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly.

Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

D.     Review of Policies and Procedures.

These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.

Item 8 –	Reserved

Item 9 –	Controls and Procedures

It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Annual Report

October 31, 2003

Letter to Shareholders

December 12, 2003

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the year ended October 31, 2003. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange. The Fund’s secondary investment objective is current income.

Quarterly Distribution Rate

A cash distribution for the quarter of 2.5 cents per share was paid on October 10, 2003.

The Board’s policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. This policy is subject to regular review at the Board’s quarterly meetings. The next review is scheduled to take place in March 2004.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31, 2003.

Net Asset Value Performance

For the twelve months ended October 31, 2003 the Fund’s total return based on NAV was 40.7% after expenses (assuming reinvestment of distributions) compared with 43.4%, in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance

The Fund’s share price rose 46.6% over the year, from $5.73 on October 31, 2002 to $8.40 on October 31, 2003. The Fund’s share price on October 31, 2003 represented a discount of 10.4% to the NAV per share of $9.38 on that date. This represents a narrowing of the discount to NAV of 16.2% on October 31, 2002. At the date of this report the share price was $8.71, representing a discount of 11.0% to the NAV of $9.79.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (continued)

Buy-Back Program

On March 19, 2001 the Fund announced the approval of a share buy-back program. Purchases of shares under this program commenced on June 6, 2001 and as of the date of this report 412,700 shares have been repurchased. No share repurchases have been made during calendar year 2003.

Determination Not to Proceed with Proposed Tender Offer

On February 19, 2003, the Fund announced its intention to conduct an in-kind tender offer to repurchase up to 40% of the Fund’s outstanding shares at a price of 90% of the Fund’s net asset value per share. In this announcement, the Fund indicated that Bankgesellschaft Berlin AG (the “Bank”), a beneficial owner of 5% or more of the Fund’s outstanding voting securities, would be unable to participate in the proposed in-kind tender offer without first obtaining exemptive relief from the Securities and Exchange Commission (the “Commission”). In an amendment to the Bank’s report on Schedule 13D with respect to the Fund, filed by the Bank with the Commission on September 10, 2003, the Bank reported that “the staff of the Commission has advised the Bank that the staff will not support the Bank’s application for exemptive relief. As a consequence of this development, the Bank has determined to withdraw its request for exemptive relief.”

In light of the foregoing, as announced by the Fund on November 19, 2003, the Board of Directors of the Fund determined that it would not be in the best interests of the Fund and its shareholders to conduct the proposed in-kind tender offer if 32% of the Fund’s shares would be unable to participate. Accordingly, the Board determined not to proceed with the proposed in-kind tender offer.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (continued)

As previously reported to shareholders in the Fund’s semi-annual report to shareholders for the period ended April 30, 2003, Full Value Partners, L.P. filed a purported class action on behalf of the Fund’s shareholders, in Newark, New Jersey federal court in March 2003 against both the Fund and its Board of Directors. The Fund and its directors believe that the claims are without merit and intend to defend the claims vigorously. The Fund has filed a motion to dismiss the complaint. There have been no further developments in the case.

Corporate Governance

In January 2003 the Fund’s Board of Directors adopted amended and restated bylaws to enhance corporate governance, including bylaws with respect to the qualification of directors and procedural provisions with respect to the conduct of stockholder meetings, and the Board of Directors elected on behalf of the Fund to be subject to the provisions of the Maryland Control Share Acquisition Act. Any stockholder who would like a copy of the Fund’s charter or bylaws may obtain a copy from the Securities and Exchange Commission (“SEC”) by calling the SEC at (202) 942-8090 or e-mailing the SEC at publicinfo@sec.gov, or from the Fund.

Fund Expenses

The ratio of the Fund’s expenses to average net assets for the year ended October 31, 2003 was 2.55%, compared to 1.76% for the year ended October 31, 2002. Total operating expenses for the year ended October 31, 2003 amounted to approximately $3.3 million, compared to approximately $2.0 million in the previous year. A large portion of the increase in the total operating expenses during the year ended October 31, 2003 was due to specific non-routine items, including legal and other fees and expenses related to a potential proxy contest, a proposed in-kind tender offer, corporate governance actions taken by the Fund and the litigation filed against the Fund and its Board of Directors (as referred to above and in Note 7 in the Notes to the Financial Statements).

In an effort to provide more timely information to shareholders, the market review and outlook will now be published separately.

For information about the Fund, including a market review and outlook, weekly updates of share prices, NAV and details of recent distributions, please contact Aberdeen Asset Management by:

•	Calling toll free on 1-800-522-5465 in the United States,

•	E-mailing to InvestorRelations@aberdeen-asset.com, or

•	Visiting the website at www.aberdeen-asset.com.us

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (continued)

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Hugh Young

Chairman and President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Your Board’s policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2003 were comprised of $0.10 per share of net investment income and $0.07 per share of realized long-term capital gains.

In January 2004, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“the Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement EquiServe Trust Company, N.A. (the “Plan Agent”) will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or toll free on 1-800-451-6788.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager

Portfolio Composition

The following chart summarizes the composition of the Fund’s portfolio expressed as a percentage of net assets. In the chart, an industry sector can include more than one industry group. On October 31, 2003, the Fund held 94.8% of its total investments in equities and 5.2% in short-term investments.

Aberdeen Australia Equity Fund, Inc.

Selected Equity Holdings

The following were the Fund’s top ten holdings at October 31, 2003.

Name of Security	Percentage of Net Assets

QBE Insurance Group Limited	7.3%

Australia & New Zealand Banking Group Limited	6.6%

Westpac Banking Corporation Limited	5.9%

Rio Tinto Limited	5.6%

Telecom Corporation of New Zealand Limited	5.5%

Foster’s Group Limited	5.4%

Leighton Holdings Limited	5.4%

TABCORP Holdings Limited	4.7%

BHP Billiton Limited	4.6%

National Australia Bank Limited	4.4%

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index.

As of October 31, 2003, the Fund did not have more than 25% of its assets in any industry group.

Aberdeen Asset Managers (C.I.) Limited, December 2003.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

October 31, 2003

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—95.7%
Common Stocks—95.4%
Automotive—1.7%
1,580,000	Ion Limited	$2,679,403

Consumer Discretionary—8.2%
1,525,031	Pacifica Group Limited	5,561,921
901,000	TABCORP Holdings Limited*	7,409,539

		12,971,460

Consumer Staples—12.8%
236,000	Foodland Associated Limited	3,206,740
2,630,000	Foster’s Group Limited	8,528,152
967,743	Lion Nathan Limited	3,790,374
594,369	Woolworths Limited	4,689,688

		20,214,954

Energy—3.2%
545,000	Woodside Petroleum Limited	5,116,104

Financials—33.9%
784,000	Australia & New Zealand Banking Group Limited	9,901,912
355,275	Australian Stock Exchange Limited	4,033,366
2,704,000	AXA Asia Pacific Holdings Limited	5,429,703
319,000	Commonwealth Bank of Australia	6,224,527
318,000	National Australia Bank Limited	6,902,233
1,583,000	QBE Insurance Group Limited*	11,569,141
808,000	Westpac Banking Corporation Limited	9,259,060

		53,319,942

Industrials—5.4%
1,045,000	Leighton Holdings Limited*	8,430,624

Shares	Description	Value (US$)

Materials—11.8%
870,000	BHP Billiton Limited	$7,234,855
746,000	Iluka Resources Limited	2,471,944
349,000	Rio Tinto Limited	8,828,114

		18,534,913

Media—2.7%
1,511,000	APN News & Media Corporation Limited	4,224,192

Property—2.4%
1,633,000	Westfield Trust	3,858,455

Telecommunication Services—9.7%
2,913,000	Telecom Corporation of New Zealand Limited*	8,722,399
1,932,000	Telstra Corporation Limited*	6,497,832

		15,220,231

Utilities—3.6%
530,000	Australian Gas Light Company Limited	4,023,858
1,104,720	GasNet Australia Trust	1,669,609

		5,693,467

	Total common stocks (cost $106,939,704)	150,263,745

Rights—0.3%
142,545	Australian & New Zealand Banking Group Limited, expiring, 11/24/03 (cost $0)	435,925

	Total long-term investments (cost $106,939,704)	150,699,670

Principal Amount (000)

SHORT-TERM INVESTMENT—5.3%
Demand Deposit—5.3%
A$
11,684	Banque Nationale de Paris, 4.50%, 11/3/03 (cost $7,899,179)	8,290,582

Total Investments—101.0% (cost $114,838,883)	158,990,252

Liabilities in excess of other assets—(1.0)%	(1,570,881)

Net assets—100%	$157,419,371

*	Portion of security on loan, see Note 3.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

October 31, 2003

Assets
Investments, at value (cost $114,838,883)	$158,990,252
Foreign currency, at value (cost $347,731)	349,510
Cash	400,173
Interest receivable	13,875
Other assets	150,191

Total assets	159,904,001

Liabilities
Payable for investments purchased	2,045,362
Accrued expenses and other liabilities	300,038
Investment management fee payable	131,871
Administration fee payable	7,359

Total liabilities	2,484,630

Net Assets	$157,419,371

Net assets were comprised of:
Common stock, $.01 par value	$167,773
Paid-in capital in excess of par	136,011,022

136,178,795
Undistributed net investment income	307,900
Accumulated net realized gain on investments	106,692
Net unrealized appreciation on investments	20,163,181
Accumulated net realized and unrealized foreign exchange gains	662,803

Net assets	$157,419,371

Net asset value per share: ($157,419,371 ÷ 16,777,298 shares of common stock issued and outstanding)	$9.38

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations

Year Ended October 31, 2003

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $110,558)	$5,048,687
Interest	334,303
Income from securities loaned, net	28,048

Total income	5,411,038

Expenses
Investment management fee	1,223,725
Legal fees and expenses	785,000
Shareholder communication fees and expenses	196,000
Custodian’s fees and expenses	179,000
Directors’ fees and expenses	167,000
Reports to shareholders	166,000
Proxy solicitation fees and expenses	149,000
Insurance expense	130,000
Investor relations fees and expenses	94,000
Independent auditors’ fees and expenses	80,000
Administration fee	65,176
Transfer agent’s fees and expenses	37,000
Miscellaneous	4,064

Total operating expenses	3,275,965

Net investment income	2,135,073

Realized and Unrealized Gains on Investments and Foreign Currencies
Net realized gain on investment transactions	646,739
Net realized foreign exchange gains	6,831,734

7,478,473

Net change in unrealized appreciation on investments	12,891,635
Net change in unrealized foreign exchange gains	22,964,386

35,856,021

Net gain on investments and foreign currencies	43,334,494

Net Increase In Net Assets Resulting From Operations	$45,469,567

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Changes in Net Assets

	Year Ended October 31,
	2003	2002
Increase in Net Assets
Operations
Net investment income	$2,135,073	$2,666,411
Net realized gains on investment transactions	646,739	4,690,241
Net realized foreign exchange gains (losses)	6,831,734	(3,658,691)
Net increase in unrealized appreciation on investments	12,891,635	1,234,408
Net change in unrealized foreign exchange gains	22,964,386	13,541,320

Net increase in net assets resulting from operations	45,469,567	18,473,689

Dividends to shareholders from net investment income	(1,677,682)	(2,602,055)
Distributions to shareholders from long-term capital gains	(1,174,365)	(1,207,190)
Cost of Fund shares reacquired in repurchase program (116,200 and 263,300 shares, respectively) (Note 5)	(687,920)	(1,536,167)

Total increase	41,929,600	13,128,277
Net Assets
Beginning of year	115,489,771	102,361,494

End of year(a)	$157,419,371	$115,489,771

(a) Includes undistributed net investment income of:	$307,900	$—

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on The Australian Stock Exchange. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, listed on The Australian Stock Exchange. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency.

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value in good faith using methods set forth in the Procedures.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

Repurchase Agreements:

In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Australian dollar (“A$”) amounts are translated into United States dollars (“US$”) on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at October 31, 2003. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized and unrealized foreign exchange gains (losses) include realized foreign exchange gains (losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the United States dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains (losses) in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains (losses) shown in the composition of net assets at October 31, 2003 represent foreign exchange gains (losses) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the United States dollar.

The exchange rate at October 31, 2003 was US$0.71 to A$1.00.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Dividends and Distributions:

It is the Fund’s current policy to pay quarterly distributions from net investment income, which may be supplemented by net realized capital gains and, to the extent necessary, return of paid-in capital. On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains (losses) resulting from the repatriation of Australian dollars into United States dollars are recognized for U.S. tax purposes.

It is the Fund’s policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no provision for United States income taxes is required. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.

Securities Lending:

The Fund’s investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable. Pursuant to a securities lending agreement (“Agreement”) between the Fund and State Street Bank and Trust Company (“State Street”), any loans made under the Agreement must be secured by collateral (consisting of any combination of U.S. currency and securities issued or guaranteed by the U.S. government or its agencies, irrevocable bank letters of credit in an amount at least equal (on a daily marked-to-market basis) to 100% of the current market value of the securities loaned.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

The Agreement also provides that the Fund may terminate the loans at any time and demand the return of the securities. The Fund will continue to receive all interest, dividends and other distributions obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of right in the collateral should the borrower become insolvent.

Reclassifications: Certain prior year amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund’s net assets, net investment income or net realized gains (losses).

Note 2. Agreements

Aberdeen Asset Managers (C.I.) Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are direct and indirect wholly-owned subsidiaries, respectively, of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $324,109 to the Investment Adviser during the year ended October 31, 2003.

Prudential Investments LLC (the “Administrator”) serves as administrator to the Fund pursuant to an agreement which provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund’s average weekly net assets.

Under terms of an Investor Relations Services Agreement, Aberdeen Fund Managers, Inc. (doing business under the name Aberdeen Asset Management) (“Aberdeen”), an affiliate of

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

the Fund’s Investment Manager and Investment Adviser, serves as the Fund’s investor relations services provider. This agreement provides Aberdeen with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the year ended October 31, 2003, the Fund incurred fees of approximately $60,000 for the services of Aberdeen. As of October 31, 2003, $10,000 was due to Aberdeen. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2003 aggregated $38,217,616 and $38,472,071, respectively.

As of October 31, 2003, the Fund had securities on loan with an aggregate market value of $22,688,644. The Fund received $25,614,146 in securities as collateral for securities on loan in accordance with the Fund’s securities lending procedures.

Note 4. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities in a way that more closely represents their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income (loss) and accumulated net realized gains (losses) on investments.

For the year ended October 31, 2003, the Fund decreased undistributed net investment income by $149,491, increased accumulated net realized gain on investments by $26,967 and increased accumulated realized and unrealized foreign exchange losses by $122,524. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended October 31, 2003, the tax character of total distributions paid was $1,677,682 of ordinary income and $1,174,365 of long-term capital gains. For the year ended October 31, 2002, the tax character of total dividends paid was $2,602,055 of ordinary income and $1,207,190 of long-term capital gains.

As of October 31, 2003, the accumulated undistributed ordinary income and accumulated undistributed long-term gains on a tax basis were $307,900 and $379,829, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2003 were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$139,046,845	$23,254,237	$3,310,830	$19,943,407

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

The difference between book and tax basis is primarily attributable to deferred losses on foreign currency transactions and wash sales.

Note 5. Capital

There are 20 million shares of $.01 par value common stock authorized. At October 31, 2003 there were 16,777,298 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. The weighted average discount for the years ended October 31, 2003 and October 31, 2002 were 13.14% and 14.16%, respectively. During the fiscal years ended October 31, 2003 and October 31, 2002, the Fund repurchased and cancelled under this program 116,200 and 263,300 shares, respectively.

Based on filings with the Securities and Exchange Commission, on May 21, 2003, Bankgesellschaft Berlin (A.G.) was the beneficial owner of 5,374,949 shares of common stock. This number of shares represented 32.0% of the outstanding shares of the Fund as of the date of this report.

Note 6. Dividends and Distributions

The Board of Directors of the Fund approved on December 10, 2003 a quarterly distribution of $0.025 per share of net investment income and special distributions of $0.040 per share of net investment income and $0.025 per share of long-term capital gains, payable on January 9, 2004 to shareholders of record on December 31, 2003.

Note 7. Litigation

As previously reported to shareholders in the Fund’s semi-annual report to shareholders for the period ended April 30, 2003, Full Value Partners, L.P. (“Full Value”) filed a purported class action on behalf of the Fund’s shareholders, in Newark, New Jersey federal court in March 2003 against both the Fund and its Board of Directors. Full Value alleges claims under various provisions of the Investment Company Act of 1940 as well as under Maryland common law for purported breaches of fiduciary duty owed to the stockholders and alleged failures to disclose purportedly material information for purposes of the proxy statement related to the Fund’s 2003 Annual Meeting of Stockholders. Full Value seeks injunctive relief enjoining (i) the effectuation of a then proposed tender offer (which the Fund has otherwise determined not to proceed with), (ii) the enforcement of certain recently adopted bylaw amendments, and (iii) overturning any “wrongful election” of directors of the Fund. Unspecified damages, as well as costs and legal fees, are also referenced. The Fund has filed a motion to dismiss the complaint. That motion has been fully briefed and is awaiting decision by the Court. The Fund and its directors believe that the claims are without merit and intend to defend the claims vigorously.

Aberdeen Australia Equity Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

Year Ended October 31, 2003
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$6.84

Net investment income	.12
Net realized and unrealized gains (losses) on investments and foreign currencies	2.58

Total from investment operations	2.70

Dividends from net investment income	(.10)
Distributions from net capital and currency gains	(.07)
Tax return of capital	—

Total dividends and distributions	(.17)

Capital reduction with respect to issuance of Fund shares	—
Increase resulting from Fund share repurchase	.01

Net asset value, end of year	$9.38

Market price per share, end of year	$8.40

TOTAL INVESTMENT RETURN BASED ON#:
Market value	50.40%
Net asset value	40.69%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets	2.55%
Ratio of net investment income to average net assets	1.66%
Portfolio turnover rate	32%
Net assets, end of year (000 omitted)	$157,419
Average net assets (000 omitted)	$128,662

#	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
†	Less than $0.005 per share.
NOTE:	Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s shares.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights (concluded)

Year Ended October 31,

2002	2001	2000	1999

$5.97	$6.86	$8.78	$8.25

.15	.12	.14	.08
.93	(.33)	(1.25)	1.26

1.08	(.21)	(1.11)	1.34

(.15)	—	(.12)	(.30)
(.07)	—	(.69)	(.51)
—	(.68)	—	—

(.22)	(.68)	(.81)	(.81)

—	—	—	—
.01	— †	—	—

$6.84	$5.97	$6.86	$8.78

$5.73	$5.29	$5.875	$8.00

12.55%	1.06%	(17.31)%	34.91%
19.04%	(2.32)%	(12.02)%	17.77%

1.76%	1.80%	1.66%	2.58%
2.33%	1.77%	1.66%	.87%
56%	50%	120%	143%
$115,490	$102,361	$117,941	$150,916
$114,213	$115,051	$143,801	$157,565

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Report of Independent Auditors

To the Shareholders and Board of Directors of  Aberdeen Australia Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Australia Equity Fund, Inc. (the “Fund”) at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 18, 2003

Aberdeen Australia Equity Fund, Inc.

Federal Tax Information:  Dividends and Distributions (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (October 31, 2003) as to the federal income tax status of dividends paid by the Fund during such fiscal year.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit or an itemized deduction in computing their United States income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 2003 the Fund intends on passing through approximately $122,000 of ordinary income distributions as a foreign tax credit.

	Gross Amount	Foreign Taxes Paid	Net Dividends and Distributions Paid
Australia
—dividends	$.100	$.007	$.107
United States
—long-term capital gains	.070	—	.070

	$.170	$.007	$.177

In January 2004, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2003.

The Fund intends to designate the maximum amount of dividends qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

Aberdeen Australia Equity Fund, Inc.

Other Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions automatically reinvested in Fund shares pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

EquiServe Trust Company, N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly issued shares on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: If the market price of the Fund’s common stock plus any applicable brokerage commission is equal to or exceeds the net asset value per share, Plan participants will receive newly issued shares of common stock valued at the greater of net asset value or 95% of the then current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

There is no direct charge to participants for reinvesting distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days’ written notice to shareholders of the Fund.

Aberdeen Australia Equity Fund, Inc.

Other Information (Unaudited) (continued)

Participants in the Plan may withdraw some or all of their shares from the Plan upon written or telephonic notice to the Plan Agent and will receive certificates for whole shares and cash for fractional shares. In the alternative, by requesting and giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

All correspondence concerning the Plan should be directed to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited)

The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Interested Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Laurence S. Freedman, A.M.** 25 Lime Street Suite 405 Sydney, NSW 2000 Australia Age: 60	Class III Director	Term expires 2006; Director since 1985	Mr. Freedman has over 35 years of experience in funds management with a focus on global investment analysis. Prior to founding EquitiLink in 1981, he was Director of Investment at BT Australia Limited. Mr. Freedman’s areas of fund management specialization include investment in resource and development companies, international economies and the geo-political impact on investment markets. He was Chairman of the Fund from 1995 to 2001 and President of the Fund from its inception until 2000. Mr. Freedman was founder of the Fund’s Investment Adviser, and until December 2000, he was Joint Managing Director of the Fund’s Investment Adviser, and a Director of the Fund’s Investment Manager.

Mr. Freedman was also Chairman from 1995 to 2000, Vice-President from 1986 to 2001, and Director from 1986 to 2000, of Aberdeen Asia-Pacific Income Fund, Inc.; Chairman from 2000 to 2001, President from 1992 to 2001 and a Director since 1992 of Aberdeen Global Income Fund, Inc.; Joint Managing Director from 1986 to 2000 of Aberdeen Asia-Pacific Income Investment Company Limited; and Joint Managing Director from 1988 to 2000 of EquitiLink Limited (holding company). He was Chairman of EquitiLink E Link Ltd. (investment company) from 1998 to 2002, has been Chairman of Link Enterprises (International) Pty. Ltd. (investment company) since 1980, and has been a Director of Aberdeen Leaders Limited (investment company) since 1987.

Aberdeen Australia Equity Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

2	EquitiLink Holdings Pty. Limited (holding company); TEN Network Holdings Limited (television network); EIML Australia Pty. Limited (investment company); Link Traders Pty. Ltd.; Link Traders (Aust) Pty. Ltd.; Letota Pty. Ltd.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)

Interested Directors (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Hugh Young** 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 45	Chairman of the Board, Class II Director; President	Term as Director expires 2005; Director since 2001	Mr. Young was a Director of Aberdeen Asset Management PLC, parent company of the Fund’s Investment Manager and Investment Adviser, from 1991 to 2002 and is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited, an affiliate of the Fund’s Investment Manager and Investment Adviser, since 1991. Mr. Young has also served as Managing Director of Aberdeen International Fund Managers Limited, an affiliate of the Fund’s Investment Manager and Investment Adviser, since 1998, and as a Director of the Investment Manager and the Investment Adviser, since 2000. Mr. Young has been President since 2001 of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.

Aberdeen Australia Equity Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

1	Mr. Young is a director of foreign funds advised by entities affiliated with the Investment Manager and the Investment Adviser.

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Freedman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser. Mr. Young is deemed to be an interested person because of his affiliation with the Fund‘s Investment Manager and Investment Adviser.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)

Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Anthony E. Aaronson 116 South Anita Avenue Los Angeles, CA 90049 Age: 66	Class I Director	Term expires 2004; Director since 1985	Mr. Aaronson is owner of Aaronson Textiles. He was Director of the Textile Association of Los Angeles from 1991 to 2000. Mr. Aaronson has extensive experience in the management of private investments. He served as Chairman of the Audit Committee of the Fund from the inception of the Fund until 2000.

David L. Elsum, A.M. c/o Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 66	Class III Director	Term expires 2006; Director since 1985	Mr. Elsum has over 20 years of experience in investment and insurance markets. He was a member of the Corporations and Securities Panel of the Australian Securities Commission until 2000, a member of the Australian Federal Government Administrative Appeals Tribunal until 2001, Chairman of Audit Victoria (government statutory authority) from 1997 to 2000, and has been a member of the State of Victoria Regulator-General Appeal Panel since 2001. Mr. Elsum is Chairman of Stodart Investment Pty. Ltd. He was founding Managing Director of Capel Court Investment Bank, and has served as Chief Executive of several major public companies, including The MLC Limited (insurance) and President of the State of Victoria Superannuation Fund (pension fund management).

Neville J. Miles 2 Paddington Street Paddington, NSW 2021 Australia Age: 57	Class I Director	Term expires 2004; Director since 1996

Mr. Miles has over 20 years of international investment banking experience. He was formerly head of Corporate Treasury at Westpac Banking Corporation and Managing Director of Ord Minnett Securities Limited (stockbrokers). Mr. Miles has extensive experience in the areas of corporate acquisitions and equity offerings.

Mr. Miles is currently an investor and real estate developer. He has served, for over five years, as a Director of Ballyshaw Pty. Ltd. (investing/consulting) and Dawnglade Pty. Ltd. (real estate investment), and has served as a Director of Villaren Pty. Ltd. (real estate investment company) since 1999; Sonic Communications Pty. Ltd. since 2000, and Commsecure Limited since 2002.

Aberdeen Australia Equity Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

2	Aberdeen Asia-Pacific Income Fund, Inc.

3	Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Melbourne Wholesale Fish Market Pty. Ltd.; Queen Victoria Market Pty. Ltd. (municipal market); Financial Planning Association Limited (industry association); Aberdeen Leaders Limited (investment company).

3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Aberdeen Leaders Limited (investment company).

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)

Independent Directors (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Peter J. O’Connell c/o Multiplex Asset Management Level 2, No. 1 Kent St. Sydney Australia Age: 50	Class III Director	Term expires 2006; Director since 1999	Mr. O’Connell is involved in modern technology developments, has extensive business experience in the Asian region, and has served as an international mergers and acquisitions lawyer in this region. Mr. O’Connell is admitted as a solicitor in Australia and he has been Managing Director of Multiplex Infrastructure Pty. Ltd. (infrastructure investment) and Executive Chairman of Multiplex Asset Management Pty. Ltd. (building, operations management) since 2003. Mr. O’Connell also served as Chief Executive Officer of Lang Holdings (Aust) Pty. Ltd. (technology consulting) from 2000 to 2003; Chief Executive Officer of Ten Ventures Pty. Ltd. (establishment of media-based internet businesses) from 1999 to 2000; and Chief Executive Officer of Smart Device Marketing Company from 2001 to 2002. Mr. O’Connell was Chief of Operations of Consolidated Press Holdings Pty. Limited (supervision of private equity investments) from 1996 to 1999; Chief Executive Officer (from 1994 to 1996) and Director (from 1994 to 1999) of Hargrave Consultants Pty. Ltd., (technology consulting).

William J. Potter c/o Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 55	Class III Director	Term expires 2006; Director since 1985

Mr. Potter has extensive experience in investment banking and fund management. Mr. Potter has held senior positions with Toronto Dominion Bank, Barclays Bank PLC, and Prudential Securities, Inc., as well as board of director positions with investment funds involving over $20 billion in assets since 1983. Mr. Potter has been involved in the Australian capital markets since 1974, including management and board of director positions with a noted Australian brokerage house. Mr. Potter is President of a U.S. investment bank and has securities licenses in both the U.S. and Canada. Mr. Potter also has extensive securities underwriting experience in various capital markets with an emphasis on natural resources.

Mr. Potter is currently President of Ridgewood Group International Ltd., an international consulting and merchant banking company, and President of Ridgewood Capital Funding, Inc., a private placement securities firm.

Aberdeen Australia Equity Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

2	Aberdeen Asia-Pacific Income Fund, Inc.; Telestra Stadium Ltd.; Commander Communications Ltd.

3	Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; National Foreign Trade Counsel (trade association); Alexandria Bancorp (banking group in Cayman Islands); E.C. Power, Inc. (energy company); Alexandria Funds.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)

Independent Directors (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Peter D. Sacks 445 King Street West, 4th Floor Toronto, Ontario M5V 1K4 Canada Age: 58	Class II Director	Term expires 2005; Director since 1999	Mr. Sacks is currently Managing Partner of Toron Capital Markets, Inc., a company he established in 1988 to design and manage customized equity, fixed income and currency portfolios for individual and corporate clients. Mr. Sacks also serves on the Boards of Directors of Toron Capital Markets, Inc. (portfolio management), Toron Capital Management, Ltd. and Toron Asset Management, Inc.

John T. Sheehy 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 61	Class I Director	Term expires 2004; Director since 1985	Mr. Sheehy has over 30 years’ experience in investment banking with companies such as J.P. Morgan & Company and Bear, Stearns & Co. Inc. His specialty areas include securities valuation, public offerings and private placements of debt and equity securities, mergers and acquisitions and management buyout transactions. He has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (private equity) since 1997.

Aberdeen Australia Equity Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Horizon Funds, Inc.; Cirrus Financial Concepts Inc.; Chirp Holdings, Inc.

3	Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited.

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years

Beverley Hendry 300 Las Olas Place 300 SE 2nd Street Suite 820 Fort Lauderdale, FL 33301 Age: 49	Vice President**	Since 2003	Executive Director of Aberdeen Asset Management PLC (parent company of the Fund’s Investment Manager and Investment Adviser) from 1991 to 2002; Chief Executive Officer of Aberdeen Fund Managers, Inc. (affiliate of the Fund’s Investment Manager and Investment Adviser) (since 1995); Director of the Fund’s Investment Adviser (since 2001).

Christian Pittard No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 30	Treasurer and Assistant Secretary***	Since 2001	Managing Director of the Fund’s Investment Manager (since 2000); Managing Director of Aberdeen Private Wealth Management (affiliate of the Fund’s Investment Manager and Investment Adviser); Chartered Accountant, KPMG (from 1994 to 1998) and Quorum Trust Group (1998).

Roy M. Randall Level 12, Chifley Tower 2 Chifley Square Sydney, NSW 2000 Australia Age: 67	Secretary***	Since 1986	Consultant to The Seidler Law Firm, Australian counsel to the Fund (since 2003); Partner of Stikeman, Elliott, Australian counsel to the Fund (from 1997 through 2002).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 11, 2003.
**	Mr. Hendry serves as Assistant Treasurer of Aberdeen Global Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Messrs. Pittard and Randall hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Aberdeen Australia Equity Fund, Inc.

Directors

Officers

Hugh Young, Chairman	Hugh Young, President
Anthony E. Aaronson	Beverley Hendry, Vice President
David L. Elsum	Christian Pittard, Treasurer and Assistant Secretary
Laurence S. Freedman
Neville J. Miles	Roy M. Randall, Secretary
Peter J. O’Connell	Timothy Sullivan, Assistant Treasurer
William J. Potter	Simon Bignell, Assistant Treasurer
Peter D. Sacks	Jack R. Benintende, Assistant Treasurer
John T. Sheehy	Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Investment Manager	Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey, JE4 8YJ Channel Islands

Investment Adviser	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia

Administrator	Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, NJ 07102-4077

Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

Transfer Agent	EquiServe Trust Company, N.A. P.O. Box 43011 Providence, RI 02940-3011 1-800-451-6788

Independent Auditors	PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, NY 10036

Legal Counsel	Dechert LLP 1775 I Street N.W. Washington, DC 20006-2401 The Seidler Law Firm Level 40, The Chifley Tower 2 Chifley Square Sydney, NSW 2000, Australia

Investor Relations	Aberdeen Asset Management 45 Broadway, 31st Floor New York, NY 10006 1-800-522-5465 or 1-212-968-8800 InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers (C.I.) Limited

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the American Stock

Exchange and on the Pacific Stock Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is published weekly in Barron’s and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen

Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IAFA

Item	10 – Exhibits

(a	)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Attached hereto

(b	)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/Hugh Young

Hugh Young, President of Aberdeen Australia Equity Fund, Inc.

Date: December 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hugh Young

Hugh Young, President of Aberdeen Australia Equity Fund, Inc.

Date: December 24, 2003

By:	/s/Christian Pittard

Christian Pittard, Treasurer of Aberdeen Australia Equity Fund, Inc.

Date: December 24, 2003